                                                                    Exhibit 10.3

NEITHER THIS WARRANT NOR THE SHARES ISSUED OR ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, ENDORSED, PLEDGED, MORTGAGED, HYPOTHECATED OR OTHERWISE CONVEYED OR DISPOSED OF, UNLESS THEY ARE (1) SO REGISTERED OR (2) AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND IF REQUESTED BY THE COMPANY, A WRITTEN LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY IS PROVIDED BY THE TRANSFEROR. THIS WARRANT AND THE SHARES ISSUED OR ISSUABLE UPON EXERCISE OF THIS WARRANT IF NOT TRANSFERRED PURSUANT TO AND IN CONFORMITY WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR IN ACCORDANCE WITH RULE 144 OF THE SECURITIES ACT OF 1933, ARE ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 9 OF THIS WARRANT, AND NO TRANSFER OF THIS WARRANT AND/OR SUCH SHARES SHALL BE VALID OR EFFECTIVE IF IT IS NOT EFFECTED IN COMPLIANCE WITH SUCH RESTRICTIONS ON TRANSFER.

No.CBST 1998W-1                                        Dated: September 23, 1998


                          CUBIST PHARMACEUTICALS, INC.

                          COMMON STOCK PURCHASE WARRANT


         THIS IS TO CERTIFY THAT, for value received, SOFINOV SOCIETE FINANCIERE D'INNOVATION INC., a Canadian corporation (the "Initial Warrant Holder"), and its registered successors and permitted assigns are entitled, subject to the terms and conditions set forth below, to purchase from CUBIST PHARMACEUTICALS, INC., a Delaware corporation ("Cubist"), at any time or from time to time after 9:00 A.M., Boston, Massachusetts time, on September 23, 1998 (the "Initial Exercise Date") and prior to 5:00 P.M., Boston, Massachusetts time, on September 23, 2003 (the "Expiration Date"), any or all of 1,111,112 shares (the "Initial Warrant Shares"), of common stock, $0.001 par value per share, of Cubist, at a purchase price per share equal to $2.25 (the "Initial Exercise Price"). The number and character of the Initial Warrant Shares and the Initial Exercise Price are subject to adjustment as provided herein.

         This Common Stock Purchase Warrant (this "Warrant") is being issued pursuant to, and is subject to the terms and conditions of, that certain Securities Purchase Agreement, dated as of September 10, 1998 (the "Securities Purchase Agreement"), among Cubist and the purchasers listed on Exhibit A thereto. A copy of the Securities Purchase Agreement is on file at the principal office of Cubist.

         1. Definitions. As used in this Warrant, the following terms shall have the respective meanings set forth below or elsewhere in this Warrant as referred to below:

         "Common Stock" shall mean common stock, $0.001 par value per share, of the Corporation.

         "Corporation" shall mean Cubist and/or any Person that shall succeed to, or assume the obligations hereunder of, Cubist.

         "Exercise Date" shall have the meaning set forth in Section 2.3 hereof.

         "Exercise Price" shall mean the Initial Exercise Price as adjusted from time to time pursuant to the terms of this Warrant.

         "Fair Market Value" shall mean (i) the last reported sale price per Unit of Stock on the Nasdaq-NNM or any national securities exchange in which the Stock is quoted or listed, as the case may be, on the date immediately preceding the Exercise Date or, if no such sale price is reported on such date, such price on the next preceding business day in which such price was reported, or (ii) if such Stock is not quoted or listed on the Nasdaq-NNM or any national securities exchange, the fair market value per Unit of Stock, as determined in good faith by the Board of Directors of the Corporation.

         "Holder" shall mean, as applicable, (i) the Initial Warrant Holder,
(ii) any successor of the Initial Warrant Holder or (iii) any other holder of record of this Warrant to whom this Warrant shall have been transferred in accordance with the provisions of Section 9 hereof.

         "Nasdaq-NNM" shall mean The "National Market" portion of the National Association of Securities Dealers' Automated Quotation system.

         "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

         "Property" shall have the meaning set forth in Section 4.2 hereof.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Stock" shall mean (i) Common Stock and/or (ii) any class or series of capital stock of the Corporation (other than Common Stock) or any other Person or any other securities of the Corporation or any other Person that the Holder is entitled to receive, or receives, in lieu of or in addition to Common Stock, pursuant to Section 4 hereof upon exercise of this Warrant.

         "Unit" shall mean (i) in the case of Stock consisting of a single class or series of capital stock, or single type of security, of the Corporation or any other Person, a single share of such class or series of such capital stock or an equivalent unit of measurement of such type or kind of security and (ii) in the case of Stock consisting of multiple classes or series of capital stock, or multiple types or kinds of securities, of the Corporation or any other Person, a single share of each such class or series of such capital stock and/or an equivalent unit of measurement of each of such type or kind of securities.

         "Warrant Shares" shall mean the Initial Warrant Shares as adjusted from time to time pursuant to the terms of this Warrant. It is understood and agreed that, depending on the context in which the term "Warrant Shares" is used in this Warrant, such term is sometimes used to refer to (i) the Stock or other property (including cash) that has been issued upon a prior exercise of this Warrant, (ii) the Stock or other property (including cash) that is still subject to issuance upon exercise of this Warrant or (iii) the Stock or other property (including cash) referred to in both of the foregoing clauses (i) and (ii).

         2.  Exercise Of Warrant.

         2.1  Method of Exercise.

                  (a) Subject to and upon all of the terms and conditions set forth in this Warrant, the Holder may exercise this Warrant, in whole or in part with respect to any Warrant Shares, at any time and from time to time during the period commencing on the Initial Exercise Date and ending on the Expiration Date, by presentation and surrender of this Warrant to the Corporation at its principal office, together with (i) a properly completed and duly executed subscription form, in the form attached hereto, which subscription form shall specify the number of Warrant Shares for which this Warrant is then being exercised, (ii) if requested by the Corporation, a duly executed instrument or certificate, in form and substance satisfactory to the Corporation, pursuant to which the Holder makes such representations and warranties to the Corporation, and provides or confirms such information concerning the Holder, as the Corporation may reasonably request (including, without limitation, such representations and warranties and such information as may be required in order to confirm compliance with applicable securities laws), (iii) payment of the aggregate Exercise Price payable hereunder in respect of the number of Warrant Shares being purchased upon exercise of this Warrant, and (iv) if applicable, the payment of any transfer taxes required to be paid by the Holder pursuant to
Section 2.8 hereof. Payment of such aggregate Exercise Price and any such transfer taxes shall be made in cash, by money order, certified or bank cashier's check or wire transfer (in each case in lawful currency of the United States of America) or, with respect to the payment of such aggregate Exercise Price only, in the manner provided in Section 2.1(b) below.

                  (b) In lieu of making payment, in the manner provided in
Section 2.1 above, of all or any portion of the aggregate Exercise Price payable in respect of the number of Warrant Shares for which this Warrant is being exercised, the Holder may pay all or such portion of such aggregate Exercise Price by electing not to receive all of such Warrant Shares but only to receive that number of such Warrant Shares as shall be determined in accordance with the following formula:

                                   X = Y(A-B)
                                       ------
                                         A

Where:              X =      the number of Warrant Shares to be issued to the
                             Holder pursuant to this Section 2.1(b)

                    Y = the number of Warrant Shares for which this Warrant is being exercised as of the applicable Exercise Date

                    A = the Fair Market Value as of the applicable Exercise Date of a Unit of the Stock constituting such Warrant Shares

                    B = the Exercise Price in effect as of the applicable Exercise Date of a Unit of the Stock constituting such Warrant Shares

The Holder may elect to make payment of all or any portion of such aggregate Exercise Price pursuant to, and in the manner set forth in, this Section 2.1(b) by surrendering this Warrant to the Corporation at its principal office, together with (a) a properly completed and duly executed net issue exercise election, in the form attached hereto, which net issue exercise election shall specify the number of Warrant Shares for which this Warrant is then being exercised, the number of such Warrant Shares that the Holder is electing not to receive and the aggregate fair market value of such number of Warrant Shares that the Holder is electing not to receive, (b) if requested by the Corporation, a duly executed instrument or certificate, in form and substance satisfactory to the Corporation, pursuant to which the Holder makes such representations and warranties to the Corporation, and provides or confirms such information concerning the Holder, as the Corporation may reasonably request (including, without limitation, such representations and warranties and such information as may be required in order to confirm compliance with applicable securities laws), and (c) if applicable, the payment of any transfer taxes required to be paid by the Holder pursuant to Section 2.8 hereof. Payment of such transfer taxes shall be made in cash, by money order, certified or bank cashier's check or wire transfer (in each case in lawful currency of the United States of America).

         2.2 Limitation on Right to Exercise. Notwithstanding anything expressed or implied in this Warrant (including, without limitation, any provision of Section 2.1(a) or Section 2.1(b) above) to the contrary, prior to any exercise by the Holder of this Warrant, the Holder shall make a determination as to whether any such proposed exercise requires, prior to the consummation thereof, that filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or the rules and regulations promulgated thereunder (said Act and said rules and regulations being referred to herein, collectively, as the "HSR Act"), be made. If the Holder shall make the determination that any such proposed exercise requires, prior to the consummation thereof, that filings under the HSR Act be made, then the Holder shall give prompt written notice of such determination to the Corporation and such written notice shall state the portion, if any, of the Warrant Shares originally subject to such proposed exercise that could be exercised without having to make any filings under the HSR Act (the "Non-HSR Warrant Shares"), and the portion of Warrant Shares originally subject to such proposed exercise that require, prior to the consummation of such proposed exercise, that filings under the HSR Act be made (the "HSR Warrant Shares"). In the event that the Holder shall give such written notice to the Corporation, the proposed exercise of the Non-HSR Warrant Shares shall be consummated pursuant to, and in accordance with, the provisions of this Warrant, and, notwithstanding anything in this Warrant to the contrary, the proposed exercise of the HSR Warrant Shares shall not be consummated unless and until (i) the Holder gives written notice to the Corporation that the Holder desires to cause to be made the filings required under the HSR Act in order to effect the proposed exercise of the HSR Warrant Shares (the "HSR Filing Notice"), (ii) such filings required under the HSR Act are made and (iii) the waiting period under the HSR Act with respect to such proposed exercise shall have expired or been subject to early termination. Upon receipt by the Corporation of the HSR Filing Notice, the Corporation and the Holder (x) shall cooperate, and shall use commercially reasonable efforts to cause their respective ultimate parent entities (if any) to cooperate, in preparing the filings required under the HSR Act in order to effect the proposed exercise of the HSR Warrant Shares and (y) shall cooperate, and shall use commercially reasonable efforts to cause their respective ultimate parent entities (if any) to cooperate, in preparing all supplemental material that is required to accompany such filings, and both parties shall coordinate, and shall use commercially reasonable efforts to cause their respective ultimate parent entities (if any) to coordinate, the making of such filings so that such filings are made concurrently. The Corporation and the Holder shall perform their respective obligations under this Section 2.2 with reasonable care and in good faith. It is hereby understood that the provisions of this Section 2.2 shall be applied with respect to any Warrant Shares more than once such that any categorization of such Warrant Shares as HSR Warrant Shares shall not preclude any later categorization of the same shares as Non-HSR Warrant Shares.

         2.3 Effectiveness of Exercise; Ownership. Each exercise of this Warrant by the Holder shall be deemed to have been effected immediately prior to the close of business on the date upon which all of the requirements of Section 2.1(a) or 2.1(b) hereof, as applicable, with respect to such exercise shall have been complied with in full (each such date, an "Exercise Date"). On the applicable Exercise Date with respect to any exercise of this Warrant by the Holder, the Corporation shall be deemed to have issued to the Holder, and the Holder shall be deemed to have become the holder of record and legal owner of, the number of Warrant Shares being purchased upon such exercise of this Warrant, notwithstanding that the stock transfer books of the Corporation shall then be closed or that certificates representing such number of Warrant Shares being purchased shall not then be actually delivered to the Holder.

         2.4 Delivery of Stock Certificates on Exercise. As soon as practicable after the exercise of this Warrant, and in any event within thirty (30) days thereafter, the Corporation, at its expense, will cause to be issued in the name of and delivered to the Holder, or as the Holder may direct (upon payment by the Holder of any applicable transfer taxes as required by Section 2.8 hereof and subject to, in all cases, the provisions of Section 9 hereof), a certificate or certificates for the number of Warrant Shares purchased by the Holder on such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the Fair Market Value. The provisions set forth in Section 7.5 of the Securities Purchase Agreement will apply and be for the benefit of the Holder of this Warrant to the same extent as if the full text of all of such provisions were set forth in this Warrant.

         2.5 Shares To Be Fully Paid and Nonassessable. All Warrant Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, free of all liens, taxes, charges and other encumbrances or restrictions on sale (other than those set forth herein) and free and clear of all preemptive rights and, assuming no change in the federal and state securities laws and assuming the Holder exercising the Warrants is an accredited investor, will be issued in compliance with all applicable federal and state securities laws.

         2.6 Fractional Shares. No fractional shares of Stock or scrip representing fractional shares of Stock shall be issued upon the exercise of this Warrant. With respect to any fraction of a share of Stock called for upon any exercise hereof, the Corporation shall make a cash payment to the Holder as set forth in Section 2.4 hereof.

         2.7 Issuance of New Warrants; Corporation Acknowledgment. Upon any partial exercise of this Warrant, the Corporation, at its expense, will forthwith issue and deliver to the Holder a new warrant or warrants of like tenor, registered in the name of the Holder, exercisable, in the aggregate, for the balance of the Warrant Shares. Moreover, the Corporation shall, at the time of any exercise of this Warrant, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to the Holder any rights to which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant; provided, however, that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Corporation to afford to the Holder any such rights.

         2.8 Payment of Taxes and Expenses. The Holder shall be required to pay any tax which may be payable in respect of any transfer involved in the issuance of, and the preparation and delivery of certificates (if applicable) representing, (i) any Warrant Shares purchased upon exercise of this Warrant and issued in a name other than that or the Holder and/or (ii) new or replacement warrants in a name other than that of the Holder, and, until the payment of such tax, the Corporation shall not be required to issue or cause to be issued any such purchased Warrant Shares or any such new or replacement warrants, and the Corporation shall also not be required to prepare and deliver, or to cause to be prepared and delivered, certificates representing any such purchased Warrant Shares.

         2.9 Expiration. This Warrant and the Holder's rights hereunder, to the extent not previously exercised, shall expire as of 5:00 P.M., Boston, Massachusetts time, on the Expiration Date.

         3. Adjustments for Stock Dividends, Subdivisions and Combinations. In the event that, at any time and from time to time after the Initial Exercise Date, the Corporation shall (a) issue additional shares of Common Stock as a dividend or other distribution on outstanding shares of Common Stock, (b) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock or (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, (x) the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then current Exercise Price by a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect, and (y) the number of Warrant Shares shall be adjusted by increasing or decreasing, as the case may be, the number of shares of Common Stock included within the Warrant Shares by the percentage increase or decrease in the total number of shares of Common Stock outstanding immediately after such event over the total number of shares of Common Stock outstanding immediately prior to such event and the result so obtained shall be the Warrant Shares then in effect. The Exercise Price and the Warrant Shares, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 3.

         4.  Adjustment for Reorganization, Consolidation or Merger.

         4.1 Reorganization, Consolidation or Merger. In case that, at any time or from time to time after the Initial Exercise Date, the Corporation shall (a) effect a reorganization, (b) consolidate with or merge into any other Person, or
(c) transfer all or substantially all of its properties or assets to any other Person under any plan or arrangement contemplating the dissolution of the Corporation, then, in each such case, the Holder, on the exercise of this Warrant as provided in Section 2 hereof at any time or from time to time after the consummation of such reorganization, consolidation or merger or (subject to the limitations on exercise set forth in Section 4.2 below) the effective date of such dissolution, as the case may be, shall receive, in lieu of the Warrant Shares issuable on such exercise immediately prior to such consummation or such effective date, as the case may be, the stock and other securities and property (including cash) to which the Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant immediately prior thereto, all subject to successive adjustments thereafter from time to time pursuant to, and in accordance with, the provisions of Section 3 hereof and this Section 4.

         4.2 Dissolution. In the event of any dissolution of the Corporation following the transfer of all or substantially all of its properties or assets at any time after the Initial Exercise Date, the Corporation shall retain for a period of at least thirty (30) days after the effective date of such dissolution the stock and other securities and property (including cash, where applicable) (collectively, the "Property") receivable by the Holder pursuant to Section 4.1 hereof upon exercise of this Warrant at any time after the effective date of such dissolution. If the Holder fails to exercise this Warrant within the thirty
(30) day period following the effective date of such dissolution, then such Property shall be distributed pro rata to those Persons who were stockholders of record of the Corporation on the effective date of such dissolution or as otherwise provided by the Corporation.

         4.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any such transfer) referred to in this Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the Person acquiring all or substantially all of the properties or assets of the Corporation, whether or not such Person shall have expressly assumed the terms of this Warrant.

         5. Officer's Certificate as to Adjustments. In each case of any adjustment or readjustment in the number and kind of Warrant Shares, or property, issuable hereunder from time to time, or the Exercise Price, the Corporation, at its expense, will promptly cause an officer of the Corporation to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing the facts upon which such adjustment or readjustment is based. The Corporation will forthwith mail a copy of each such certificate to the Holder.

         6.  Notices of Record Date.  In the event of

         (a) any taking by the Corporation of a record of the holders of Common Stock for the purpose of determining the holders thereof who are entitled to receive any shares of Common Stock as a dividend or other distribution or pursuant to a stock split, or

         (b) any reorganization of the Corporation or any transfer of all or substantially all the assets of the Corporation to or consolidation or merger of the Corporation with or into any other Person, or

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Corporation,

then and in each such event the Corporation will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or stock split, and stating the amount and character of such dividend, distribution or stock split, and (ii) the date on which any such reorganization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten
(10) days prior to the date specified in such notice on which any such action is to be taken.

         7. Exchange of Warrant. Subject to the provisions of Section 9 hereof (if and to the extent applicable), this Warrant shall be exchangeable, upon the surrender hereof by the Holder at the principal office of the Corporation, for new warrants of like tenor, each registered in the name of the Holder or in the name of such other Persons as the Holder may direct (upon payment by the Holder of any applicable transfer taxes). Each of such new warrants shall be exercisable for such number of Warrant Shares as the Holder shall direct, provided that all of such new warrants shall represent, in the aggregate, the right to purchase the same number of Warrant Shares which may be purchased by the Holder upon exercise of this Warrant at the time of its surrender.

         8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Corporation or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Corporation at its expense will execute and deliver, in lieu thereof, a new warrant of like tenor.

         9. Restrictions on Transfer; Compliance with Securities Act; Mechanics of Transfer.

         9.1 Contractual Transfer Restrictions. Notwithstanding anything expressed or implied in this Warrant to the contrary, in no event shall the Holder sell, assign, transfer, endorse, pledge, mortgage, hypothecate or otherwise convey or dispose of all or any portion of the Warrant, any Warrant Shares issued from time to time upon exercise of this Warrant, or any interest in any of the foregoing (other than pursuant to and in conformity with an effective registration statement under the Securities Act or in accordance with Rule 144 of the Securities Act of 1933), unless the proposed transferee thereof shall have executed and delivered to the Corporation a written agreement or instrument, in form and substance satisfactory to the Corporation, providing for such proposed transferee's written acknowledgment and agreement that he, she or it shall be bound by all of the provisions of this Section 9, and providing also for such representations and warranties made by such proposed transferee in favor of the Corporation as the Corporation shall reasonably request (including, without limitation, those that may be required in order to confirm compliance with applicable securities laws).

         9.2 Securities Laws Restrictions. Neither this Warrant nor any of the Warrant Shares issued from time to time upon exercise of this Warrant may be offered, sold, assigned, transferred, endorsed, pledged, mortgaged, hypothecated or otherwise conveyed or disposed of by the Holder, unless (i) any such offer, sale, assignment, transfer, endorsement, pledge, mortgage, hypothecation or other conveyance or disposition shall be effected (A) pursuant to and in conformity with an effective registration statement under the Securities Act (a "Registered Sale") or any then available exemption from the registration requirements of the Securities Act, and (B) pursuant to and in conformity with any applicable state securities or blue sky laws, and (ii) in the case of any offer, sale, assignment, transfer, endorsement, pledge, mortgage, hypothecation or other conveyance or disposition other than pursuant to a Registered Sale, if requested by the Corporation, the Holder shall have obtained and delivered to the Corporation a written legal opinion of counsel (reasonably satisfactory to the Corporation as to such counsel and as to the substance of such opinion) to the effect that any such proposed offer, sale, assignment, transfer, endorsement, pledge, mortgage, hypothecation or other conveyance or disposition by the Holder does not violate the registration provisions of the Securities Act and any applicable state securities or blue sky laws.

         9.3 Effect of Violation of Transfer Restrictions; Preventive Measures. Any offer, sale, assignment, transfer, endorsement, pledge, mortgage, hypothecation, or other conveyance or disposition of all or any portion of this Warrant or any Warrant Shares issued from time to time upon exercise of this Warrant, or of any interest in this Warrant or any of such Warrant Shares, in violation of this Section 9 shall be null and void. The Corporation may make a notation on its records or give instructions to any of its transfer agents in order to implement the restrictions on transfer set forth in this Section 9. The Corporation shall not incur any liability for any delay in recognizing any transfer of this Warrant or of any Warrant Shares issued from time to time upon exercise of this Warrant if the Corporation reasonably believes that any such transfer may have been or would be in violation of the provisions of the Securities Act, applicable blue sky laws or this Section 9.

         9.4  Legends.

                  (a) Each certificate representing any Warrant Shares issued upon exercise of this Warrant shall bear the following legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, ENDORSED, PLEDGED, MORTGAGED, HYPOTHECATED OR OTHERWISE CONVEYED OR DISPOSED OF, UNLESS SUCH SHARES ARE (1) SO REGISTERED OR (2) AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND, IF REQUESTED BY THE COMPANY, A WRITTEN LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY IS PROVIDED BY THE TRANSFEROR. IF THE SHARES REPRESENTED BY THIS CERTIFICATE ARE NOT TRANSFERRED PURSUANT TO AN IN CONFORMITY WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR IN ACCORDANCE WITH RULE 144 OF THE SECURITIES ACT OF 1933, SUCH SHARES ARE ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN
                  SECTION 9 OF A COMMON STOCK PURCHASE WARRANT DATED SEPTEMBER 23, 1998, AND NO TRANSFER OF SUCH SHARES SHALL BE VALID OR EFFECTIVE IF IT IS NOT EFFECTED IN COMPLIANCE WITH ALL OF SUCH RESTRICTIONS ON TRANSFER. COPIES OF SUCH COMMON STOCK PURCHASE WARRANT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF SUCH SHARES TO THE SECRETARY OF CUBIST PHARMACEUTICALS, INC."

                  (b) Each certificate representing any Warrant Shares issued from time to time upon exercise of this Warrant shall also bear any legend required under any applicable state securities or blue sky laws.

         9.5 Survival. The obligations of the Holder (and/or of any transferee of the Warrant or any Warrant Shares issued from time to time upon exercise of this Warrant) under this Section 9 shall, with respect to any Warrant Shares issued from time to time upon exercise of this Warrant, survive the exercise, expiration or other termination, or transfer, of this Warrant indefinitely.

         9.6 Mechanics of Transfer.. Any transfer of all or any portion of this Warrant, or of any interest therein, that is otherwise in compliance with the provisions of this Section 9 shall be effected by surrendering this Warrant to the Corporation at its principal office, together with (i) a duly executed form of assignment, in the form attached hereto, (ii) if required, the written agreement or instrument that the proposed transferee is required to execute and deliver to the Corporation pursuant to Section 9.1 hereof and (iii) payment of any applicable transfer taxes, if any. In the event of any such transfer of this Warrant, in whole, the Corporation shall issue a new warrant of like tenor to the transferee, representing the right to purchase the same number of

Warrant Shares which were purchasable by the Holder upon exercise of this Warrant at the time of its transfer. In the event of any such transfer of any portion of this Warrant, (i) the Corporation shall issue a new warrant of like tenor to the transferee, representing the right to purchase the same number of Warrant Shares which were purchasable by the Holder upon exercise of the transferred portion of this Warrant at the time of such transfer, and
(ii) the Corporation shall issue a new warrant of like tenor to the Holder, representing the right to purchase the number of Warrant Shares purchasable by the Holder upon exercise of the portion of this Warrant not transferred to such transferee. Until this Warrant or any portion thereof is transferred on the books of the Corporation, the Corporation may treat the Holder as the absolute holder of this Warrant and all right, title and interest therein for all purposes, notwithstanding any notice to the contrary.

         10.  General.

         10.1 Statement on Warrant. Irrespective of any adjustments in the Exercise Price or the number or kind of Warrant Shares, this Warrant may continue to express the same Exercise Price and the same number and kind of Warrant Shares as are stated on the front page hereof.

         10.2 Authorized Shares; Reservation of Shares for Issuance. At all times while this Warrant is outstanding, the Corporation shall maintain its corporate authority to issue, and shall have authorized and reserved for issuance upon exercise of this Warrant, such number of shares of Common Stock as shall be sufficient to perform its obligations under this Warrant (after giving effect to any and all adjustments to the number and kind of Warrant Shares purchasable upon exercise of this Warrant).

         10.3 No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, sale or other transfer of any of its assets or properties, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereunder against impairment. Without limiting the generality of the foregoing, the Corporation
(a) will not increase the par value of any shares of Stock receivable upon the exercise of this Warrant above the amount payable therefor on such exercise, and
(b) will take all action that may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Stock on the exercise of this Warrant.

         10.4 No Rights as Stockholder. The Holder shall not be entitled to vote or to receive dividends or to be deemed the holder of Stock that may at any time be issuable upon exercise of this Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder any of the rights of a stockholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings (except to the extent otherwise provided in this Warrant), or to receive dividends or subscription rights, until the Holder shall have exercised the Warrant in accordance with the provisions hereof.

         10.5 Notices. (i) Any notices, reports or other correspondence (hereinafter collectively referred to as "correspondence") required or permitted to be given hereunder shall be sent by courier (overnight or same day) or telecopy or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

                  (ii) All correspondence to the Company shall be addressed as follows:

                           Cubist Pharmaceuticals, Inc.
                           24 Emily Street
                           Cambridge, MA 02139
                           Attention: Scott M. Rocklage,
                           President and Chief Executive Officer
                           Telecopier:  (617) 576-0232

                  with a copy to:

                           Bingham Dana LLP
                           150 Federal Street
                           Boston, Massachusetts 02110
                           Attention:       Justin P. Morreale, Esq.
                                                     and
                                            Julio E. Vega, Esq.
                           Telecopier: (617) 951-8736


                  (iii) All correspondence to the Holder, at the Holder's address appearing in the books maintained by the Corporation.

         10.6 Amendment and Waiver. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Corporation and the Holder.

         10.7 Governing Law. This Warrant shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

         10.8 Covenants To Bind Successor and Assigns. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Corporation shall bind its successors and assigns, whether so expressed or not.

         10.9 Severability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         10.10 Construction. The definitions of this Warrant shall apply equally to both the singular and the plural forms of the terms defined. Wherever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The section and paragraph headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

         10.11 Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Corporation agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Warrant or where any provision hereof is validly asserted as a defense, the successful party to such action or proceeding shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

         IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, all as of the day and year first above written.

                                     CUBIST PHARMACEUTICALS, INC.


                                     By:      /s/ Scott M. Rocklage
                                        ----------------------------------------
                                          Name:   Scott M. Rocklage
                                          Title:  President and Chief Executive
                                                  Officer

                              FORM OF SUBSCRIPTION


                    (To be executed upon exercise of Warrant)


To:  CUBIST PHARMACEUTICALS, INC.

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to exercise thereunder, _______ shares of [common stock, $0.001 par value per share ("Common Stock")/DESCRIBE OTHER STOCK], of Cubist Pharmaceuticals, Inc., a Delaware corporation, and tenders herewith payment of $__________, representing the aggregate purchase price for such shares based on the price per share provided for in such Warrant. Such payment is being made in lawful money of the United States by certified or bank cashier's check or wire transfer.

         Please issue a certificate or certificates for such shares of [Common Stock/other Stock] in the following name or names and denominations and deliver such certificate or certificates to the person or persons listed below at their respective addresses set forth below:






         If said number of shares of [Common Stock/other Stock] shall not be all the shares of [Common Stock/other Stock] issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares of [Common Stock/other Stock] less any fraction of a share of [Common Stock/other Stock] paid in cash.


Dated:  ____________, 19__    __________________________________________________
                              NOTE: The above signature should correspond exactly with the name on the face of the attached
                              Warrant or with the name of the assignee appearing in the assignment form below.

                       FORM OF NET ISSUE EXERCISE ELECTION


               (To be executed upon net issue exercise of Warrant)


To:  CUBIST PHARMACEUTICALS, INC.

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to exercise thereunder, _______ shares (the "Purchased Warrant Shares") of [common stock, $0.001 par value per share ("Common Stock")/DESCRIBE OTHER STOCK], of Cubist Pharmaceuticals, Inc., a Delaware corporation (the "Corporation"). The aggregate exercise price payable by the undersigned in connection with the purchase of the Purchased Warrant Shares is $__________. Pursuant to Section 2.1(b) of the attached Warrant, the undersigned hereby elects to make payment of such aggregate exercise price by surrendering the right to receive _______ of the Purchased Warrant Shares (the "Surrendered Purchased Warrant Shares"). The aggregate fair market value of the Surrendered Purchased Warrant Shares is $____________. The net number of Purchased Warrant Shares issuable by the Corporation (after giving effect to the surrender by the undersigned of the Surrendered Purchased Warrant Shares) in connection with such exercise shall be __________ shares (the "Net Issue Purchase Warrant Shares").

         Please issue a certificate or certificates for the Net Issue Purchased Warrant Shares in the following name or names and denominations and deliver such certificate or certificates to the person or persons listed below at their respective addresses set forth below:






         If the Net Issue Purchased Warrant Shares shall not be all the shares of [Common Stock/other Stock] issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares of [Common Stock/other Stock] less any fraction of a share of [Common Stock/other Stock] paid in cash.


Dated:  ____________, 19__    __________________________________________________
                              NOTE: The above signature should correspond exactly with the name on the face of the attached
                              Warrant or with the name of the assignee appearing in the assignment form below.

                               FORM OF ASSIGNMENT


                   (To be executed upon assignment of Warrant)


         For value received, _____________________________________ hereby sells, assigns and transfers unto _________________ the attached Warrant [__% of the attached Warrant], together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________________ attorney to transfer said Warrant [said percentage of said Warrant] on the books of CUBIST PHARMACEUTICALS, INC., a Delaware corporation, with full power of substitution in the premises.

         If not all of the attached Warrant is to be so transferred, a new Warrant is to be issued in the name of the undersigned for the balance of said Warrant.




Dated:  ____________, 19__     _________________________________________________
                               NOTE: The above signature should correspond exactly with the name on the face of the attached
                               Warrant.

                            Schedule to Exhibit 10.3

         The Company has also issued CSPW to each of the investors below. These Common Stock Purchase Warrants are identical to the Common Sock Purchase Warrant issued to Sofinov Societe Financiere d'Innovation Inc., except that the name of the Initial Warrant Holder, the Number of Initial Warrant Shares and the Warrant Number is as set forth below next to each investor's name. Pursuant to Instruction 2 to Item 601 of Regulation S-K the company has omitted the full text of these Common Stock Purchase Warrants.


                                            Number of Initial
         Initial Warrant Holder              Warrant Shares       Warrant Number
         ----------------------              --------------       --------------

ROVENT II LIMITED PARTNERSHIP                  166,667             CBST 1998W-2

BIOTECHNOLOGY DEVELOPMENT FUND, L.P.            40,740             CBST 1998W-3

BIOTECHNOLOGY DEVELOPMENT FUND III, L.P.        14,816             CBST 1998W-4

BIOCAPITAL INVESTMENTS LIMITED PARTNERSHIP      75,000             CBST 1998W-5

CLARION CAPITAL CORPORATION                     77,778             CBST 1998W-6

SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.   133,334             CBST 1998W-7

SPECIAL SITUATIONS FUND III, L.P.              233,334             CBST 1998W-8

SPECIAL SITUATIONS CAYMAN FUND, L.P.            77,778             CBST 1998W-9

INTERNATIONAL BIOTECHNOLOGY TRUST plc          111,112            CBST 1998W-10

H & Q HEALTHCARE INVESTORS                     200,001            CBST 1998W-11

H & Q LIFE SCIENCES INVESTORS                  133,333            CBST 1998W-12

LANCASTER INVESTMENT PARTNERS                   50,000            CBST 1998W-13

CPR (USA) INC.                                  50,000            CBST 1998W-14

NEW YORK LIFE INSURANCE COMPANY                444,444            CBST 1998W-15

PORTER PARTNERS, L.P.                           50,000            CBST 1998W-16

MICHAEL T. JACKSON TRUSTEE,                     63,334            CBST 1998W-17
NEW TECHNOLOGIES FUND

